UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 19, 2004

Snap-on Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
(Address of principal executive offices)

Registrant's telephone number, including area code:    (262) 656-5200

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

99	Notice to Investors and Analysts

Item 9.    Regulation FD Disclosure

On April 19, 2004, Snap-on Incorporated will send the information furnished with this Form 8-K as Exhibit 99 to investors and analysts after this Form 8-K has been filed with the Securities and Exchange Commission. The information contained in the exhibit is being furnished pursuant to Item 9 – Regulation FD Disclosure.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SNAP-ON INCORPORATED
Date: April 19, 2004	By: /s/ Martin M. Ellen
Martin M. Ellen, Principal Financial Officer,
Senior Vice President - Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Notice to Investors and Analysts

4